Exhibit 10.1
FACILITY REDUCTION NOTICE
June 21, 2010

To:	SunTrust Robinson Humphrey, Inc. (“Administrator”) on behalf of Three Pillars Funding LLC (“Lender”)

From:	G&K Receivables Corp. (“Borrower”)

Re:	Amended and Restated Loan Agreement dated as of October 1, 2008, as amended (the “Agreement”) among Borrower, G&K Services, Inc., as the Servicer, the Lender and the Administrator

(i)	Pursuant to Section 2.6, the undersigned hereby notifies the Administrator of a reduction in part of the unused portion of the Facility Limit (in a minimum amount of $5,000,000 or a higher intergral multiple of $1,000,000, and shall not reduce the Facility Limit below $40,000,000)	$10,000,000

(ii)	The date such Facility Reduction will be made is:	July 1, 2010

(iii)	The new Facility Limit under the Agreement, after giving effect to the reduction in (i) above, is equal to:	$40,000,000
Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.
     The undersigned certifies to the accuracy of the foregoing.

G&K RECEIVABLES CORP.
Date: June 16, 2010	By:	/s/ Jeffrey L. Wright
Name/Title: Jeffrey L. Wright, Executive VP and CFO

All payments to Three Pillars Funding LLC must be made by 12:00 pm Eastern Time in order to comply with Section B(1)(a) of the DTC Operational Arrangements and the DTC Notice (B#2078-07) dated September 11, 2007